John Hancock
Income
Securities Trust

ANNUAL
REPORT

12.31.01

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Manager's report
page 2

Fund's investments
page 6

Financial statements
page 18

For your information
page 33

Dear Fellow Shareholders,

The U.S. stock market produced double-digit losses for the second year in a row in 2001 -- the first back-to-back down years for stocks since the 1973-74 bear market. The economy slipped into recession, wreaking havoc with corporate profits, and the tragic events of September 11 further rattled investors. Even a strong fourth quarter rally was not enough to lift the major indexes into positive territory. The Standard & Poor's 500 Index finished the year losing 11.88%, including reinvested dividends, and the Dow Jones Industrial Average lost 5.42%. The tech-heavy Nasdaq Composite Index fell 21.05% -- tamer than 2000's loss thanks to a late-year rebound in the beleaguered technology and telecommunications sectors.

Stock mutual fund investors didn't find many places to hide, and 83% of U.S. stock funds posted negative returns in 2001, with the average stock fund falling 10.89%, according to Lipper, Inc. In stark contrast, bonds beat stocks for the second straight year and produced positive results, buoyed by falling interest rates and investors' search for safety.

These last two years couldn't have provided a more vivid example of the importance of being well diversified, since a portfolio concentrated solely in stocks would have fallen more in the last two years than one combining investments in both stocks and bonds.

Two disappointing years of stock performance could also be a reason to re-evaluate with your investment professional whether you are still on track to meet your long-term financial goals. It's possible that downsized results, and modified expectations, could foster some changes in your investing strategies. And now is certainly a good time to perform this review, given the increased opportunities for retirement and college savings offered in President Bush's major tax-cut legislation enacted in June.

With the market's fourth quarter rally, and the growing expectation that the economy would rebound sometime in 2002, we begin the year on a positive note, confident in the resilience of the economy, the financial markets and the nation.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks a
high level of cur-
rent income con-
sistent with
prudent invest-
ment risk by
investing in a
diversified portfo-
lio of debt securi-
ties.

Over the last twelve months

* Falling interest rates, a weak economy and a falling stock market boosted bonds in 2001.

* Higher-quality bonds performed best.

* The Fund increased its exposure to U.S. government agency and mortgage-backed securities with a yield advantage over Treasuries.

[Bar chart with heading "John Hancock Income Securities Trust." Under the heading is a note that reads "Fund performance for the year ended December 31, 2001." The chart is scaled in increments of 3% with 0% at the bottom and 9% at the top. The first bar represents the 8.26% total return for John Hancock Income Securities Trust. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]

Top 10 issuers
12.8%   United States Treasury
 6.8%   Government National Mortgage Assn.
 6.4%   Federal National Mortgage Assn.
 1.8%   Scotland International Finance No. 2, B.V.
 1.5%   Financing Corp.
 1.3%   Chugach Electric Association
 1.2%   Iberdrola International B.V.
 0.9%   Morgan Stanley Capital I
 0.9%   Morgan Stanley Dean Witter Capital I Trust
 0.8%   GMAC Commercial Mortgage Securities

As a percentage of net assets on December 31, 2001.



MANAGER'S
REPORT

BY JAMES K. HO, CFA, PORTFOLIO MANAGER

John Hancock
Income Securities Trust

During 2001, the broad bond market outpaced stocks for the second consecutive year. An economic recession, a volatile stock market and a Federal Reserve Board aggressively cutting interest rates combined to produce a backdrop that, in general, was favorable to bonds. Investment-grade corporate bonds led the pack in terms of performance with government agency issues such as mortgage-backed securities coming in a close second.

FUND PERFORMANCE

For the 12 months ended December 31, 2001, John Hancock Income Securities Trust produced a total return of 8.26% at net asset value, compared with the 7.48% return of the average open-end corporate debt A-rated fund, according to Lipper, Inc. The Fund's benchmark index, the Lehman Brothers Goverment/Credit Bond Index, returned 8.50% in the same period.

FED PUSHES RATES TO 40-YEAR LOW

Over the year, the Fed lowered interest rates 11 times to help the ailing economy. This pushed the federal funds rate -- the interest rate banks charge each other for overnight loans -- to 1.75%, the lowest level this key indicator has been since 1961.

"...the broad bond
 market outpaced stocks
 for the second consecu-
 tive year."

The economy was already teetering on recession prior to September 11, and slumped into one immediately after. High-quality bonds, particularly Treasury securities, were in high demand during the following weeks. On October 31, the U.S. Treasury Department announced it would cease issuing 30-year bonds, which drove the prices of existing intermediate- and long-term Treasury issues even higher. November proved to be the most volatile month for Treasury securities in years. Better-than-expected economic reports caused investors to fear that the Fed might be nearing the end of its rate-cutting campaign and Treasury yields, which move in the opposite direction of price, soared. Then, upon the bankruptcy of Enron, investors fled to quality bonds again, reversing the price slide of Treasury issues. The Fund owned Treasury securities across the maturity spectrum, though we trimmed our exposure slightly over the year.

[A photo of Team leader Jim Ho flush right next to first paragraph.]

POSITIONS IN CORPORATE BONDS, MORTGAGE-BACKED SECURITIES INCREASED

As we pared Treasury positions, we increased the weighting in mortgage-backed securities and other government agency issues.
Mortgage-backed securities provided a healthy yield advantage over Treasury securities, helping boost the portfolio's income stream. We focused on issues that had relatively low prepayment risk.

"Bonds in recession-
 resistant industries were
 well represented in
 the portfolio."

We also selectively bolstered the Fund's stake in corporate bonds, primarily investment-grade issues. This required in-depth credit research, as problems abounded due to weak corporate profitability, a virtual halt in capital spending and investor wariness of certain sectors. The events of September 11 added to the woes of industries and companies already feeling the pinch of a slowing economy. Among the hardest hit were airlines, hotels and leisure-oriented companies. Where we could, we reduced the Fund's exposure to unsecured airline bonds. We held on to secured airline bonds because of the relatively greater degree of safety they offered in the sector, though they too came under considerable pressure.

Cyclical issues, such as autos, paper and steel, also fared poorly in the immediate aftermath; however, many had rebounded by the year's end. On their recovery, we took the opportunity to pare positions in such companies as Georgia-Pacific and consumer finance companies such as Capital One Bank. However, we added to the Fund's Ford Motor Co. holdings, as new auto issues came to market, which led to better valuations in the sector.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Government U.S. agencies 15%, the second is Government U.S. 13%, the third Utilities 11%, the fourth Banks 6%, and the fifth Mortgage banking 6%.]

We decreased the Fund's weighting in high-yield bonds, due to economic weakness and financial distress, particularly among the telecommunications companies that depended on venture capital. These included credits such as NextLink, Global Crossing, Level 3 and Nextel Communications -- names we sold early in the year.

[Pie chart in middle of page with heading "Portfolio diversification As a percentage of net assets on 12-31-01." The chart is divided into five sections (from top to left): U.S. government & agency bonds 28%, Foreign government bonds 2%, Corporate bonds 61%, Preferred stock 1% and Short-term investments & other 8%.]

INVESTMENT-GRADE TELECOM AND MEDIA BONDS PERFORM WELL

Telecommunication bonds in the investment-grade arena were a different story. We focused on fixed-line and wireless telephone companies that dominated their markets, such as Deutsche Telekom, AT&T Wireless and Singapore Telecommunications, all of which we added to or newly purchased. Media remained another industry in which solid performing bonds were found. We continued to have sizable positions in AOL Time Warner, Viacom and Continental Cablevision. Industry consolidation has made these players into market leaders with great potential for growth.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is ConAgra Foods followed by an up arrow with the phrase "Strong demand for high-quality, stable companies." The second listing is Lockheed Martin followed by an up arrow with the phrase "Increase in defense spending; new government contract." The third listing is AT&T Wireless followed by an up arrow with the phrase "Continued use of wireless services by consumers."]

RECESSION-RESISTANT BONDS HOLD STEADY

Bonds in recession-resistant industries were well represented in the portfolio. These include securities in health care, defense, supermarkets and utilities, although we sold many utility generation holdings once it became clear to us that Enron was headed for financial disaster. We eliminated or reduced Enron, Calpine, Mirant and NRG prior to the worst of their downturns, but the Fund did not completely escape the effects of the declines.

"The current interest-rate
 cycle appears at an end, but
 we would not be surprised
 if the Fed cut rates one
 more time."

The health-care industry has enjoyed a recovery this year with investment-grade and high-yield issues performing well. Among those worth mentioning are Triad Hospitals, Dynacare, Tenet Healthcare, and Hospital Corp. of America. In defense, Lockheed Martin was a stellar performer. The company was awarded the coveted joint strike fighter contract in October.

OUTLOOK

We anticipate that 2002 will bring an economic recovery, though it most likely will not gather steam until much later in the year. The current interest-rate cycle appears at an end, but we would not be surprised if the Fed cut rates one more time. Because uncertainty remains in so many industries, we shall choose what the Fund owns with great care.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.



FUND'S
INVESTMENTS

This schedule is divided into three main categories: publicly traded bonds, preferred stocks and warrants, and short-term investments. Publicly traded bonds are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

Securities owned
by the Fund on
December 31, 2001

ISSUER, DESCRIPTION,                                               INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                          RATE   RATING*  (000s OMITTED)           VALUE

PUBLICLY TRADED BONDS 91.12%                                                                             $159,488,606
(Cost $156,546,159)

Aerospace 1.12%                                                                                            $1,965,737
BAE Systems Asset Trust,
  Pass Thru Ctf Ser 2001 Class B 12-15-11 (R)                         7.156%     A               $646         660,025
Jet Equipment Trust,
  Equipment Trust Cert Ser 95B2 08-15-14 (R)                         10.910      BB-              550         486,233
Lockheed Martin Corp.,
  Bond 12-01-29                                                       8.500      BBB-             685         819,479

Agricultural Operations 0.22%                                                                                 392,886
Cargill, Inc.,
  Note 05-01-06 (R)                                                   6.250      A+               380         392,886

Automobiles/Trucks 1.36%                                                                                    2,375,398
DaimlerChrysler Auto Trust,
  Pass Thru Ctf Ser 2000-E Class A-4 01-08-06                         6.160      AAA              855         897,015
Delphi Automotive Systems Corp.,
  Note 06-15-06                                                       6.550      BBB              310         307,877
ERAC USA Finance Co.,
  Note 02-15-05 (R)                                                   6.625      BBB+             180         181,933
  Note 06-15-08 (R)                                                   7.350      BBB+             320         321,280
  Note 12-15-09 (R)                                                   7.950      BBB+             340         346,157
Ford Motor Co.,
  Note 07-16-31                                                       7.450      BBB+             350         321,136

Banks 6.41%                                                                                                11,217,353
Abbey National First Capital, B.V.,
  Sub Note (United Kingdom) 10-15-04 (Y)                              8.200      AA-            1,000       1,106,970
African Development Bank,
  Sub Note (Supra National) 12-15-03 (Y)                              9.750      AA-            1,000       1,111,530
Bank of New York,
  Cap Security 12-01-26 (R)                                           7.780      A-               650         661,336
Barclays Bank Plc,
  Perpetual Bond (7.375% to 12-29-11 then variable)
  (United Kingdom) 06-29-49 (R) (Y)                                   7.375      A+               610         632,790
BNP Paribas Capital Trust,
  Perpetual Bond (9.003% to 10-27-10 then variable)
  12-27-49 (R)                                                        9.003      A                330         370,963
BSCH Issuances Ltd.,
  Sub Note (Cayman Islands) 09-14-10 (Y)                              7.625      A                345         362,916
Capital One Bank,
  Sr Note 02-01-06                                                    6.875      BBB-             395         384,647
Colonial Bank,
  Sub Note 06-01-11                                                   9.375      BBB-             325         339,518
Royal Bank of Scotland Group Plc,
  Bond (United Kingdom) 03-31-49 (Y)                                  8.817      A-               380         411,844
  Perpetual Bond (7.648% to 09-30-31 then variable)
  (United Kingdom) 08-31-49 (Y)                                       7.648      A-               440         445,526
Scotland International Finance No. 2, B.V.,
  Gtd Sub Note (United Kingdom) 01-27-04 (R) (Y)                      8.800      AA-            2,000       2,201,360
  Gtd Sub Note (United Kingdom) 11-01-06 (R) (Y)                      8.850      AA-              750         862,732
Skandinaviska Enskilda Banken AB,
  Perpetual Bond (6.50% to 06-30-03 then variable)
  (Sweden) 12-29-49 (R) (Y)                                           6.500      BBB              395         405,246
UBS Preferred Funding Trust I,
  Perpetual Bond (8.622% to 10-01-10 then variable)
  10-01-49                                                            8.622      AA-              545         606,149
Wells Fargo Bank N.A.,
  Sub Note 02-01-11                                                   6.450      A+               490         500,726
Zions Bancorp,
  Note (6.50% to 10-15-06 then variable) 10-15-11 (R)                 6.500      BBB-             345         338,100
Zions Financial Corp.,
  Note (6.95% to 05-15-06 then variable) 05-15-11                     6.950      BBB-             475         475,000

Beverages 0.26%                                                                                               461,150
Canandaigua Brands, Inc.,
  Sr Sub Note Ser C 12-15-03                                          8.750      B+               460         461,150

Broker Services 0.66%                                                                                       1,162,744
Citigroup, Inc.,
  Note 01-18-11                                                       6.500      AA-              335         345,107
Goldman Sachs Group, Inc.,
  Bond 01-15-11                                                       6.875      A+               485         499,899
Salomon Smith Barney Holdings, Inc.,
  Note 03-15-06                                                       5.875      AA-              310         317,738

Building 0.14%                                                                                                246,360
Vulcan Materials Co.,
  Note 02-01-06                                                       6.400      A+               240         246,360

Business Services -- Misc. 0.38%                                                                              667,200
Cendant Corp.,
  Note 08-15-06 (R)                                                   6.875      BBB              695         667,200

Chemicals 0.73%                                                                                             1,284,585
Akzo Nobel, Inc.,
  Bond 11-15-03 (R)                                                   6.000      A-               325         335,061
Equistar Chemicals L.P./Equistar Funding Corp.,
  Note 02-15-04                                                       8.500      BBB-             350         348,579
Potash Corp. of Saskatchewan, Inc.,
  Note (Canada) 05-31-11 (Y)                                          7.750      BBB+             565         600,945

Cosmetics & Personal Care 0.16%                                                                               276,313
International Flavors & Fragrance, Inc.,
  Note 05-15-06                                                       6.450      BBB+             270         276,313

Energy 0.56%                                                                                                  972,978
CalEnergy Co., Inc.,
  Sr Bond 09-15-28                                                    8.480      BBB-             550         579,370
P&L Coal Holdings Corp.,
  Sr Sub Note Ser B 05-15-08                                          9.625      B+               367         393,608

Finance 4.85%                                                                                               8,490,195
American Express Credit Account Master Trust,
  Pass Thru Ctf Ser 2000-1 Class A 09-17-07                           7.200      AAA              855         922,861
Bombardier Capital, Inc.,
  Note 01-15-02 (R)                                                   6.000      A-               520         520,260
Ford Motor Credit Co.,
  Note 01-15-03                                                       7.250      BBB+             495         507,900
  Note 02-01-06                                                       6.875      BBB+             415         414,855
  Note 10-25-11                                                       7.250      BBB+             345         336,002
General Motors Acceptance Corp.,
  Note 07-15-05                                                       7.500      BBB+             515         535,379
  Note 03-02-11                                                       7.250      BBB+             350         352,495
Household Finance Corp.,
  Note 05-09-05                                                       8.000      A                645         693,962
HSBC Capital Funding LP,
  Perpetual Bond (9.547% to 06-30-10 then variable)
  (Channel Islands) 12-31-49 (R) (Y)                                  9.547      A-               610         704,519
ING Capital Funding Trust III,
  Perpetual Bond (8.439% to 12-31-10 then variable)
  12-31-49                                                            8.439      A                365         398,580
MBNA Master Credit Card Trust II,
  Pass Thru Ctf Ser 2000-A Class A 07-16-07                           7.350      AAA              865         932,306
Standard Credit Card Master Trust,
  Series 1995-1 (Class A) 01-07-07                                    8.250      AAA            1,225       1,354,384
U.S. Bank N.A.,
  Note 08-01-11                                                       6.375      A                470         476,148
Yanacocha Receivables Master Trust,
  Pass Thru Ctf Ser 1997-A 06-15-04 (R)                               8.400      BBB-             339         340,544

Food 1.11%                                                                                                  1,941,286
ConAgra Foods, Inc.,
  Note 09-15-11                                                       6.750      BBB+             485         498,439
  Sub Note 09-15-04                                                   7.400      BBB              355         380,095
Delhaize America, Inc.,
  Note 04-15-11                                                       8.125      BBB-             475         518,021
Earthgrains Co. (The),
  Note 08-01-03                                                       8.375      A+               510         544,731

Government -- Foreign 2.14%                                                                                 3,747,902
Chile, Republic of,
  Bond (Chile) 01-11-12 (Y)                                           7.125      A-               345         354,650
Colombia, Republic of,
  Bond (Colombia) 04-09-11 (Y)                                        9.750      BBB              460         482,315
Nova Scotia, Province of,
  Deb (Canada) 04-01-22 (Y)                                           8.750      A-               750         940,875
Ontario, Province of,
  Bond (Canada) 06-04-02 (Y)                                          7.750      AA               500         511,915
Quebec, Province of,
  Deb (Canada) 09-15-29 (Y)                                           7.500      A+               735         821,686
Saskatchewan, Province of,
  Bond (Canada) 12-15-20 (Y)                                          9.375      A+               480         636,461

Government -- U.S. 12.80%                                                                                  22,398,640
United States Treasury,
  Bond 08-15-17                                                       8.875      AAA            1,215       1,614,055
  Bond 08-15-25                                                       6.875      AAA            2,840       3,238,480
  Bond 02-15-31                                                       5.375      AAA            3,370       3,321,034
  Inflation Indexed Note 01-15-07                                     3.375      AAA            2,558       2,564,030
  Note 08-15-03                                                       5.750      AAA              365         382,279
  Note 02-15-05                                                       7.500      AAA            3,190       3,528,427
  Note 07-15-06                                                       7.000      AAA            3,609       3,990,183
  Note 05-15-08                                                       5.625      AAA              520         544,783
  Note 08-15-10                                                       5.750      AAA            3,065       3,215,369

Government -- U.S. Agencies 14.77%                                                                         25,856,659
Federal Home Loan Mortgage Corp.,
  20 Yr Pass Thru Ctf 01-01-16                                       11.250      AAA              118         132,596
Federal National Mortgage Assn.,
  15 Yr Pass Thru Ctf 02-01-08                                        7.500      AAA               50          52,188
  15 Yr Pass Thru Ctf 09-01-10                                        7.000      AAA              294         306,152
  15 Yr Pass Thru Ctf 09-01-12                                        7.000      AAA               81          84,453
  15 Yr Pass Thru Ctf 12-01-12                                        6.500      AAA              670         688,349
  15 Yr Pass Thru Ctf 12-01-14                                        5.500      AAA            1,140       1,131,650
  15 Yr Pass Thru Ctf 07-01-15                                        7.000      AAA              289         299,841
  30 Yr Pass Thru Ctf 05-01-16                                        6.000      AAA              645         647,264
  30 Yr Pass Thru Ctf 10-01-23                                        7.000      AAA              340         348,187
  30 Yr Pass Thru Ctf 11-01-28                                        6.500      AAA              209         209,998
  30 Yr Pass Thru Ctf 06-01-30                                        7.500      AAA              454         468,629
  30 Yr Pass Thru Ctf 02-01-31                                        7.500      AAA              997       1,029,159
  30 Yr Pass Thru Ctf 05-01-31                                        6.000      AAA              342         335,136
  30 Yr Pass Thru Ctf 12-01-31                                        7.000      AAA              440         448,765
Federal National Mortgage Assn.,
  Benchmark Note 01-15-30                                             7.125      AAA            4,315       4,788,312
  Pass Thru Ctf Ser 1997-M8 Class A-1 01-25-22                        6.940      AAA              308         323,422
Financing Corp.,
  Bond 02-08-18                                                       9.400      AAA            2,000       2,662,500
Government National Mortgage Assn.,
  30 Yr SF Pass Thru Ctf 09-15-28 to 12-15-31                         6.500      AAA            7,175       7,215,902
  30 Yr SF Pass Thru Ctf 11-15-28 to 08-15-31                         7.000      AAA            3,046       3,118,281
  30 Yr SF Pass Thru Ctf 09-15-29                                     7.500      AAA              976       1,011,107
  30 Yr SF Pass Thru Ctf 07-15-30                                     8.000      AAA              138         144,997
  30 Yr SF Pass Thru Ctf 04-15-21                                     9.000      AAA              131         141,485
  30 Yr SF Pass Thru Ctf 11-15-19 to 02-15-25                         9.500      AAA              182         198,385
  30 Yr SF Pass Thru Ctf 11-15-20                                    10.000      AAA               63          69,901

Insurance 1.90%                                                                                             3,322,705
AXA SA,
  Sub Note (France) 12-15-30 (Y)                                      8.600      A-               510         574,234
Equitable Life Assurance Society USA,
  Surplus Note 12-01-05 (R)                                           6.950      A+               250         262,693
Massachusetts Mutual Life Insurance Co.,
  Surplus Note 11-15-23 (R)                                           7.625      AA               485         509,735
MONY Group, Inc. (The),
  Sr Note 12-15-05                                                    7.450      A-               500         520,095
Nationwide Mutual Insurance Co.,
  Notes 12-01-31 (R)                                                  8.250      A-               330         327,782
Sun Canada Financial Co.,
  Sub Note 12-15-07 (R)                                               6.625      AA-              725         741,312
URC Holdings Corp.,
  Sr Note 06-30-06 (R)                                                7.875      AA+              355         386,854

Leisure 0.75%                                                                                               1,311,601
Harrah's Operating Co., Inc.,
  Gtd Note 06-01-07                                                   7.125      BBB-             485         491,741
  Sr Sub Note 12-15-05                                                7.875      BB+              260         269,750
HMH Properties, Inc.,
  Sr Note Ser A 08-01-05                                              7.875      BB               345         327,750
Waterford Gaming LLC,
  Sr Note 03-15-10 (R)                                                9.500      B+               218         222,360

Media 5.70%                                                                                                 9,977,973
Adelphia Communications Corp.,
  Sr Note Ser B 10-01-02                                              9.250      B+               550         552,750
  Sr Note Ser B 07-15-03                                              8.125      B+               280         278,600
AOL Time Warner, Inc.,
  Bond 04-15-31                                                       7.625      BBB+             525         555,602
British Sky Broadcasting Group Plc,
  Sr Note (United Kingdom) 07-15-09 (Y)                               8.200      BB+              715         738,459
Century Communications Corp.,
  Sr Note 03-01-05                                                    9.500      B+               220         216,700
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp.,
  Sr Note 01-15-11                                                   11.125      B+               135         143,100
  Sr Note 05-15-11                                                   10.000      B+               230         234,600
Clear Channel Communications, Inc.,
  Note 06-15-05                                                       7.875      BBB-             650         680,569
Comcast Cable Communications, Inc.,
  Sr Note 01-30-11                                                    6.750      BBB              515         517,008
Continental Cablevision, Inc.,
  Sr Note 05-15-06                                                    8.300      BBB+             595         653,268
CSC Holdings, Inc.,
  Sr Sub Deb 05-15-16                                                10.500      BB-              235         262,025
EchoStar DBS Corp.,
  Sr Note 02-01-09                                                    9.375      B+               265         271,625
Garden State Newspapers, Inc.,
  Sr Sub Note 07-01-11                                                8.625      B+               275         266,750
Grupo Televisa S.A.,
  Note (Mexico) 09-13-11 (R) (Y)                                      8.000      BB+              215         215,000
Lenfest Communications, Inc.,
  Sr Note 11-01-05                                                    8.375      BBB              345         374,636
Mediacom LLC/Mediacom Capital Corp.,
  Sr Note 01-15-13                                                    9.500      B+               100         103,250
  Sr Note Ser B 04-15-08                                              8.500      B+               180         180,900
News America Holdings, Inc.,
  Gtd Sr Deb 08-10-18                                                 8.250      BBB-             225         235,917
News America, Inc.,
  Gtd Sr Note 04-30-28                                                7.300      BBB-             325         302,630
Rogers Cablesystems Ltd.,
  Sr Note Ser B (Canada) 03-15-05 (Y)                                10.000      BBB-             445         480,600
Sabre Holdings Corp.,
  Note 08-01-11                                                       7.350      BBB+             170         157,250
TCI Communications, Inc.,
  Sr Deb 02-15-26                                                     7.875      BBB+             365         387,524
Time Warner, Inc.,
  Deb 01-15-13                                                        9.125      BBB+             434         513,600
Univision Communications, Inc.,
  Gtd Sr Note 07-15-11                                                7.850      BB+              520         532,740
Viacom, Inc.,
  Gtd Sr Note 01-30-06                                                6.400      A-               525         543,296
  Gtd Sr Deb 07-30-30                                                 7.875      A-               525         579,574

Medical 1.40%                                                                                               2,445,990
Dynacare, Inc.,
  Sr Note (Canada) 01-15-06 (Y)                                      10.750      B+               430         455,800
Fresenius Medical Care Capital Trust II,
  Gtd Trust Preferred Security 02-01-08                               7.875      B+               405         409,050
HCA - The Healthcare Co.,
  Note 09-01-10                                                       8.750      BB+              235         254,388
  Note 06-01-06                                                       7.125      BB+              495         502,672
HEALTHSOUTH Corp.,
  Sr Note 02-01-08                                                    8.500      BBB-             265         276,925
Quest Diagnostics, Inc.,
  Sr Note 07-12-06                                                    6.750      BBB-             355         364,280
Triad Hospitals, Inc.,
  Sr Note Ser B 05-01-09                                              8.750      B-               175         182,875

Metal 0.19%                                                                                                   329,007
Newmont Mining Corp.,
  Note 05-15-11                                                       8.625      BBB              325         329,007

Mortgage Banking 6.16%                                                                                     10,778,969
Asset Securitization Corp.,
  Pass Thru Ctf Ser 1997-D4 Class A-1B 04-14-29                       7.400      AAA              890         947,155
Commercial Mortgage Acceptance Corp.,
  Pass Thru Ctf Ser 1999-C1 Class A-1 08-15-08                        6.790      Aaa              594         621,000
ContiMortgage Home Equity Loan Trust,
  Pass Thru Ctf Ser 1995-2 Class A-5 08-15-25                         8.100      AAA              628         628,473
Credit Suisse First Boston Mortgage Securities Corp.,
  Commercial Mtg Pass Thru Ctf Ser 1998-C1
  Class A-1A 12-17-07                                                 6.260      AAA            1,019       1,044,265
Deutsche Mortgage & Asset Receiving Corp.,
  Commercial Mtg Pass Thru Ctf Ser 1998-C1
  Class C 03-15-08                                                    6.861      A2               415         421,355
FirstPlus Home Loan Trust,
  Pass Thru Ctf Ser 1998-4 Class A-5 01-10-18                         6.380      AAA              215         215,591
GMAC Commercial Mortgage Securities, Inc.,
  Pass Thru Ctf Ser 1998-C1 Class A-1 05-15-30                        6.411      Aaa            1,425       1,464,375
LB Commercial Mortgage Trust,
  Pass Thru Ctf Ser 1999-C1 Class A-1 08-15-07                        6.410      Aaa              614         636,883
Morgan (J.P.) Commercial Mortgage Finance Corp.,
  Mtg Pass Thru Ctf Ser 1997-C5 Class A2 09-15-29                     7.069      AAA              640         674,827
Morgan Stanley Capital I, Inc.,
  Pass Thru Ctf Ser 1999-CAM1 Class A-3 11-15-08                      6.920      AAA            1,555       1,633,838
Morgan Stanley Dean Witter Capital I Trust,
  Pass Thru Ctf Ser 2001-IQA Class A-1 12-18-32                       4.570      Aaa            1,563       1,541,755
Salomon Brothers Mortgage Securities VII, Inc.,
  Mtg Pass Thru Ctf Ser 1997-HUD2 Class A-2 07-25-24                  6.750      Aaa              205         205,237
UCFC Home Equity Loan Trust,
  Pass Thru Ctf Ser 1996-D1 Class A6 02-15-25                         7.180      AAA              710         744,215

Oil & Gas 4.25%                                                                                             7,434,758
Alberta Energy Co., Ltd.,
  Note (Canada) 09-15-30 (Y)                                          8.125      BBB+             370         395,893
  Note (Canada) 11-01-31 (Y)                                          7.375      BBB+             355         348,642
Amerada Hess Corp.,
  Note 08-15-11                                                       6.650      BBB              580         580,313
Apache Finance Canada Corp.,
  Gtd Note (Canada) 12-15-29 (Y)                                      7.750      A-               355         390,962
Forest Oil Corp.,
  Sr Note 06-15-08                                                    8.000      BB               210         211,050
Louis Dreyfus Natural Gas Corp.,
  Sr Note 12-01-07                                                    6.875      BBB+             345         356,640
Nova Chemicals Corp.,
  Sr Note (Canada) 05-15-06 (Y)                                       7.000      BBB-             345         325,414
Occidental Petroleum Corp.,
  Sr Deb 09-15-09                                                    10.125      BBB              600         722,274
  Sr Note 01-15-07                                                    5.875      BBB              340         337,076
  Sr Note 01-15-12                                                    6.750      BBB              350         351,425
Ocean Energy, Inc.,
  Sr Sub Note Ser B 07-15-07                                          8.875      BB+              265         278,825
Pemex Project Funding Master Trust,
  Bond 10-13-10                                                       9.125      BB+              700         738,500
Petroleum Geo-Services ASA,
  Sr Note (Norway) 03-30-28 (Y)                                       7.125      BBB-             175         128,888
Snyder Oil Corp.,
  Sr Sub Note 06-15-07                                                8.750      BBB              290         303,099
Tosco Corp.,
  Note 02-15-30                                                       8.125      BBB+             680         788,018
Union Pacific Resources Group, Inc.,
  Deb 05-15-28                                                        7.150      BBB+             555         554,750
Valero Energy Corp.,
  Note 06-15-05                                                       8.375      BBB              210         225,091
  Note 03-15-06                                                       7.375      BBB              380         397,898

Paper & Paper Products 1.30%                                                                                2,265,801
Georgia-Pacific Corp.,
  Note 05-15-06                                                       7.500      BBB-             320         317,277
International Paper Co.,
  Note 07-08-05                                                       8.125      BBB              520         559,047
Stone Container Corp.,
  Sr Note 02-01-11                                                    9.750      B                285         306,375
Stora Enso Oyj,
  Sr Note (Finland) 05-15-11 (Y)                                      7.375      BBB+             535         561,750
Weyerhaeuser Co.,
  Note 08-01-06                                                       6.000      A-               520         521,352

Real Estate Operations 0.12%                                                                                  207,284
EOP Operating L.P.,
  Note 02-15-05                                                       6.625      BBB+             200         207,284

Real Estate Investment Trusts 1.33%                                                                         2,336,092
American Health Properties, Inc.,
  Note 01-15-07                                                       7.500      BBB+             270         273,038
Cabot Industrial Properties, L.P.,
  Note 05-01-04                                                       7.125      BBB              380         390,712
Camden Property Trust,
  Note 04-15-04                                                       7.000      BBB              420         438,299
Healthcare Realty Trust, Inc.,
  Sr Note 05-01-11                                                    8.125      BBB-             325         336,261
iStar Financial, Inc.,
  Sr Note 08-15-08                                                    8.750      BB+              135         135,675
Liberty Property L.P.,
  Medium Term Note 06-05-02                                           6.600      BBB              355         359,974
ProLogis Trust,
  Note 04-15-04                                                       6.700      BBB+             390         402,133

Retail 0.50%                                                                                                  872,076
Kroger Co.,
  Sr Note 04-01-11                                                    6.800      BBB-             555         565,739
Toys "R" Us, Inc.,
  Note 08-01-11 (R)                                                   7.625      BBB+             315         306,337

Telecommunications 5.97%                                                                                   10,454,866
AT&T Corp.,
  Sr Note (Coupon rate Step-up/down on rating)
  11-15-31 (R)                                                        8.000      BBB+             415         434,136
AT&T Wireless Services, Inc.,
  Sr Note 03-01-31                                                    8.750      BBB              685         778,975
Cingular Wireless,
  Bond 12-15-31 (R)                                                   7.125      A+               350         350,350
Citizens Communications Co.,
  Note 05-15-06                                                       8.500      BBB              675         717,376
Deutsche Telekom International Finance B.V.,
  Bond (Coupon rate Step-up/down on rating)
  (Netherlands) 06-15-05 (Y)                                          7.750      A-               300         321,087
  Bond (Coupon rate Step-up/down on rating)
  (Netherlands) 06-15-30 (Y)                                          8.250      A-               515         571,599
Dominion Resources, Inc.,
  Sr Note Ser A 06-15-10                                              8.125      BBB+             545         599,315
LCI International, Inc.,
  Sr Note 06-15-07                                                    7.250      BBB+             425         431,749
MetroNet Communications Corp.,
  Sr Discount Note, Step Coupon (10.75%, 11-01-02)
  (Canada) 11-01-07 (A) (Y)                                            Zero      BBB              355         191,700
  Sr Note (Canada) 08-15-07 (Y)                                      12.000      BBB              280         198,800
Qwest Capital Funding, Inc.,
  Note 02-15-11                                                       7.250      BBB+             515         502,388
Singapore Telecommunications Ltd.,
  Bond (Coupon rate Step-up/down on rating)
  (Singapore) 12-01-31 (R) (Y)                                        7.375      AA-              385         390,294
Sprint Capital Corp.,
  Note 01-30-06                                                       7.125      BBB+             670         698,475
  Note 11-15-28                                                       6.875      BBB+             695         635,710
Telefonos de Mexico S.A. de C.V.,
  Sr Note (Mexico) 01-26-06 (Y)                                       8.250      BB+              705         738,487
Telus Corp.,
  Note (Canada) 06-01-11 (Y)                                          8.000      BBB+             520         548,028
Verizon Global Funding Corp.,
  Note 12-01-30                                                       7.750      A+               690         765,307
VoiceStream Wireless Corp.,
  Sr Note 09-15-09                                                   11.500      A-               295         351,050
WorldCom, Inc.,
  Note 05-15-06                                                       8.000      BBB+             635         681,736
  Note 05-15-31                                                       8.250      BBB+             520         548,304

Transportation 2.55%                                                                                        4,461,452
America West Airlines,
  Pass Thru Ctf Ser 1996-1B 01-02-08                                  6.930      B+               352         264,248
Burlington Northern Santa Fe Corp.,
  Deb 08-15-30                                                        7.950      BBB+             690         772,807
Continental Airlines, Inc.,
  Pass Thru Ctf Ser 1996-C 10-15-13                                   9.500      BBB-             407         325,691
  Pass Thru Ctf Ser 1999-1A 02-02-19                                  6.545      AA               589         507,951
Delta Air Lines, Inc.,
  Note 12-15-05                                                       7.700      BB                30          27,000
Humpuss Funding Corp.,
  Note 12-15-09 (R)                                                   7.720      B3               201         144,747
Northwest Airlines 1996-1 Pass Through Trusts,
  Pass Thru Ctf Ser 1996-1C 01-02-05                                 10.150      BB               150         137,701
  Pass Thru Ctf Ser 1996-1D 01-02-15                                  8.970      BB+              351         281,051
NWA Trust,
  Sr Note Ser A 12-21-12                                              9.250      AA               517         523,854
Railcar Trust No. 1992-1,
  Pass Thru Ser 1992-1 Class A 06-01-04                               7.750      AAA              678         711,319
U.S. Airways, Inc.,
  Pass Thru Ctf Ser 1990-A1 03-19-05                                 11.200      B                496         332,254
United Airlines, Inc.,
  Pass Thru Ctf Ser 2000-2 04-01-12                                   7.032      AA               459         432,829

Utilities 11.33%                                                                                           19,832,646
AES Corp.,
  Sr Note 06-01-09                                                    9.500      BB               215         189,200
  Sr Sub Note 07-15-06                                               10.250      B+               460         423,200
AES Eastern Energy L.P.,
  Pass Thru Ctf Ser 1999-A 01-02-17                                   9.000      BBB-             410         382,370
Beaver Valley Funding Corp.,
  Sec Lease Oblig Bond 06-01-17                                       9.000      BBB-             463         500,248
BVPS II Funding Corp.,
  Collateralized Lease Bond 06-01-17                                  8.890      BBB-             700         761,656
Calpine Corp.,
  Sr Note 05-15-06                                                   10.500      BB+              220         203,500
Chugach Electric Association, Inc.,
  1st Mtg Bond 1991 Ser A 03-15-22                                    9.140      A              2,000       2,200,240
Cleveland Electric Illuminating Co.,
  1st Mtg Bond Ser B 05-15-05                                         9.500      BBB            1,205       1,229,100
CMS Energy Corp.,
  Sr Note 10-15-07                                                    9.875      BB                40          42,400
  Sr Note Ser B 01-15-04                                              6.750      BB               400         392,172
EIP Funding-PNM,
  Sec Fac Bond 10-01-12                                              10.250      BBB-             635         682,625
Exelon Generation Co., LLC,
  Sr Note 06-15-11 (R)                                                6.950      A-               510         515,875
GG1B Funding Corp.,
  Deb 01-15-11                                                        7.430      BBB-             366         377,698
HQI Transelect Chile SA,
  Sr Note (Chile) 04-15-11 (Y)                                        7.875      A-               510         522,842
Hydro-Quebec,
  Gtd Bond Ser HY (Canada) 01-15-22 (Y)                               8.400      A+               340         408,476
  Gtd Deb Ser IF (Canada) 02-01-03 (Y)                                7.375      A+               750         789,585
Iberdrola International B.V.,
  Note 10-01-02                                                       7.500      A+             2,000       2,067,900
KeySpan Corp.,
  Note 11-15-10                                                       7.625      A                520         564,689
Long Island Lighting Co.,
  Deb 03-15-23                                                        8.200      A-               640         660,800
Midland Funding Corp. II,
  Deb Ser A 07-23-05                                                 11.750      BB+            1,010       1,116,050
  Deb Ser B 07-23-06                                                 13.250      BB+              225         262,125
Monterrey Power S.A. de C.V.,
  Sec Bond (Mexico) 11-15-09 (R) (Y)                                  9.625      BB+              140         145,454
Niagara Mohawk Power Corp.,
  Sec Fac Bond 01-01-18                                               8.770      Baa2             752         790,172
Northeast Utilities,
  Note Ser A 12-01-06                                                 8.580      BBB               95         101,006
Pinnacle Partners,
  Sr Note 08-15-04 (R)                                                8.830      BBB-             480         470,400
Pinnacle West Capital Corp.,
  Sr Note 04-01-06                                                    6.400      BBB              475         480,500
PNPP II Funding Corp.,
  Deb 05-30-16                                                        9.120      BBB-             495         550,702
PSEG Energy Holdings, Inc.,
  Sr Note 02-15-08                                                    8.625      BBB-             340         342,213
Republic Services, Inc.,
  Sr Note 08-15-11                                                    6.750      BBB              520         521,004
Sierra Pacific Resources,
  Note 05-15-05                                                       8.750      BBB-             230         234,402
TIERS-MIR-2001-14,
  Fixed Rate Ctf 06-15-04 (R)                                         7.200      BBB-             645         583,725
Waterford 3 Funding Corp.,
  Sec Lease Obligation Bond 01-02-17                                  8.090      BBB-             787         806,308
Xcel Energy, Inc.,
  Sr Note 12-01-10                                                    7.000      BBB+             510         514,009

                                                                                         NUMBER OF
                                                                                         SHARES OR
ISSUER, DESCRIPTION,                                                                     WARRANTS               VALUE
PREFERRED STOCKS AND WARRANTS 1.34%                                                                        $2,351,467
(Cost $2,317,617)

California Federal Preferred Capital Corp., 9.125%,
  Ser A, Preferred Stock                                                                       37,160         928,628
CSC Holdings, Inc., 11.125%, Ser M, Preferred Stock                                             9,029         943,531
CSC Holdings, Inc., 11.750%, Ser H, Preferred Stock                                             4,076         430,018
MetroNet Communications Corp., Warrant
  (Canada) (R) (Y) **                                                                             530          49,290

                                                                            INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                          RATE        (000s OMITTED)         VALUE
SHORT-TERM INVESTMENTS 5.39%                                                                               $9,426,000
(Cost $9,426,000)

Joint Repurchase Agreement 5.39%
Investment in a joint repurchase agreement transaction
  with UBS Warburg, Inc. -- Dated 12-31-01,
  due 01-02-02 (Secured by U.S. Treasury Bonds
  9.875% due 11-15-15 and 8.750% due 05-15-17,
  U.S. Treasury Notes 5.625% due 12-31-02 and
  6.250% due 02-15-03, U.S. Treasury Inflation Index
  Bond 3.375% due 04-15-32 and U.S. Treasury
  Inflation Index Note 3.375% due 01-15-07)                                 1.700%             $9,426       9,426,000

TOTAL INVESTMENTS 97.85%                                                                                 $171,266,073

OTHER ASSETS AND LIABILITIES, NET 2.15%                                                                    $3,762,988

TOTAL NET ASSETS 100.00%                                                                                 $175,029,061

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $16,484,969 or 9.42% of the Fund's net assets as of December 31, 2001.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investor Services or John Hancock Advisers, LLC where Standard & Poor's ratings are not available.

 ** Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




ASSETS AND
LIABILITIES

December 31, 2001

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes.
You'll also find
the net asset
value for each
common share.

ASSETS
Investments at value (cost $168,289,776)                         $171,266,073
Cash                                                                1,240,686
Dividends and interest receivable                                   2,872,790
Other assets                                                           14,327

Total assets                                                      175,393,876

LIABILITIES
Payable to affiliates                                                 272,018
Other payables and accrued expenses                                    92,797

Total liabilities                                                     364,815

NET ASSETS
Capital paid-in                                                   174,131,001
Accumulated net realized loss on investments                       (2,068,088)
Net unrealized appreciation of investments                          2,976,297
Distributions in excess of net investment income                      (10,149)

Net assets                                                       $175,029,061

NET ASSET VALUE PER SHARE
Based on 10,898,374 common shares outstanding                          $16.06



OPERATIONS

For the year ended
December 31, 2001

This Statement
of Operations
summarizes the
Fund's invest-
ment income
earned and
expenses
incurred in
operating the
Fund. It also
shows net gains
(losses) for the
period stated.

INVESTMENT INCOME
Interest (including income on securities loaned of $38,438)       $12,016,216
Dividends                                                             200,578

Total investment income                                            12,216,794

EXPENSES
Investment management fee                                           1,069,903
Transfer agent fee                                                    124,836
Custodian fee                                                          66,506
Accounting and legal services fee                                      35,715
Auditing fee                                                           35,000
New York Stock Exchange fee                                            33,250
Printing                                                               24,617
Trustees' fee                                                           9,494
Miscellaneous                                                           3,519
Legal fee                                                               1,975

Total expenses                                                      1,404,815

Net investment income                                              10,811,979

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain on investments                                    4,385,391
Change in net unrealized appreciation (depreciation)
  of investments                                                   (2,125,785)

Net realized and unrealized gain                                    2,259,606

Increase in net assets from operations                            $13,071,585



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the  previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,  dis-
tributions paid
to shareholders,
if any, and any
increase due to
reinvestment of
distributions.

                                                      YEAR             YEAR
                                                     ENDED            ENDED
                                                  12-31-00         12-31-01

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                          $11,497,402      $10,811,979

Net realized gain (loss)                        (2,920,491)       4,385,391
Change in net unrealized
  appreciation (depreciation)                    8,740,097       (2,125,785)

Increase in net assets
  resulting from operations                     17,317,008       13,071,585

Distributions to shareholders
From net investment income                     (11,515,246)     (11,092,817)

From fund share transactions                     1,266,845        1,162,518

NET ASSETS
Beginning of period                            164,819,168      171,887,775

End of period 1                               $171,887,775     $175,029,061

1 Includes undistributed net investment income of $25,036 and distributions in excess of net investment income of $10,149, respectively.



FINANCIAL
HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                          12-31-97    12-31-98    12-31-99    12-31-00    12-31-01 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $16.20      $16.55      $16.64      $15.37      $15.89
Net investment income                                     1.20        1.14        1.10        1.07        1.00
Net realized and unrealized
  gain (loss) on investments                              0.35        0.09       (1.27)       0.52        0.19
Total from investment
  operations                                              1.55        1.23       (0.17)       1.59        1.19
Less distributions
From net investment income                               (1.20)      (1.14)      (1.10)      (1.07)      (1.02)
Net asset value,
  end of period                                         $16.55      $16.64      $15.37      $15.89      $16.06
Per share market value,
  end of period                                         $16.75      $15.88      $12.69      $14.44      $14.65
Total return at
  market value 2 (%)                                     21.57        1.75      (13.42)      23.06        8.69

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $174        $177        $165        $172        $175
Ratio of expenses
  to average net assets (%)                               0.84        0.81        0.80        0.84        0.80
Ratio of net investment income
  to average net assets (%)                               7.34        6.79        6.88        6.89        6.17 2
Portfolio turnover (%)                                     143         240         184         248         299


1 As required, effective January 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment
  Companies, as revised, and began amortizing premiums on debt securities.
  The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02, and, had the Fund not amortized premiums on debt securities, the annualized ratio of net investment income to average net assets would have been 6.30%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

2 Assumes dividend reinvestment.




NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Income Securities Trust (the "Fund") is a closed-end diversified investment management company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At December 31, 2001, the Fund loaned securities having a market value of $28,200,000 collateralized by securities in the amount of $28,343,735.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $1,724,595 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such a carryforward is used by the Fund, no capital gain distributions will be made. The carryforward expires as follows: December 31, 2008 -- $1,724,595.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and realized gains on the ex- dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a quarterly management fee to the Adviser, equivalent on an annual basis, to the sum of (a) 0.650% of the first $150,000,000 of the Fund's average weekly net asset value, (b) 0.375% of the next $50,000,000, (c) 0.350% of the next
$100,000,000 and (d) 0.300% of the Fund's average weekly net asset value in excess of $300,000,000.

In the event normal operating expenses of the Fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 1.5% of the first $30,000,000 of the Fund's average weekly net asset value and 1.0% of the Fund's average weekly net asset value in excess of $30,000,000, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares reinvested, the reclassification of capital accounts and the number of shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value. The Fund has 30 million shares authorized with no par value.

                               YEAR ENDED 12-31-00       YEAR ENDED 12-31-01
                              SHARES        AMOUNT      SHARES        AMOUNT

Beginning of period       10,726,230  $172,310,709  10,819,590  $173,576,723
Distributions reinvested      93,360     1,266,845      78,784     1,162,518
Reclassification of
capital accounts                  --          (831)         --      (608,240)
End of period             10,819,590  $173,576,723  10,898,374  $174,131,001

NOTE D
Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2001, aggregated $309,981,980 and $296,702,109, respectively. Purchases and proceeds from sales of obligations of the U.S. government aggregated $181,640,163 and $194,415,008, respectively.

The cost of investments owned at December 31, 2001, including short-term investments, for federal income tax purposes was $169,223,934. Gross unrealized appreciation and depreciation of investments aggregated $4,420,250 and $2,378,111, respectively, resulting in net unrealized appreciation of $2,042,139. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification of accounts

During the year ended December 31, 2001, the Fund has reclassified amounts to reflect an increase in accumulated net realized loss on investments of $471,687, a decrease in distributions in excess of net investment income of $1,079,927 and a decrease in capital paid-in of $608,240. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of December 31, 2001. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States. The calculation of net investment income per share in the financial highlights excludes these adjustments.

NOTE F
Change in accounting principle

Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began amortizing premiums on debt securities. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $834,274 reduction in the cost of investments and a corresponding increase in net unrealized appreciation, based on securities held as of December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $228,613, decrease unrealized appreciation on investments by $243,611 and increase net realized gain on investments by $472,224. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.



AUDITORS'
REPORT

Report of
Ernst & Young
LLP, Independent
Auditors

To the Board of Trustees and Shareholders of John Hancock Income Securities Trust

We have audited the accompanying statement of assets and liabilities of the John Hancock Income Securities Trust (the "Fund"), including the schedule of the Fund's investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Income Securities Trust at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                      ERNST & YOUNG LLP

Boston, Massachusetts
February 8, 2002



TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended December 31, 2001.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2001, 1.82% of the dividends qualify for the corporate dividends-received deduction.



DIVIDENDS AND DISTRIBUTIONS

During the fiscal year ended December 31, 2001, John Hancock Income Securities Trust (the "Fund") paid to shareholders dividends from net investment income totaling $ 1.0225 per share. The dates of payment and the amounts per share are as follows:

                         INCOME
PAYMENT DATE           DIVIDEND
-----------------------------
March 30, 2001          $0.2575
June 29, 2001            0.2550
September 28, 2001       0.2600
December 28, 2001        0.2500


INVESTMENT OBJECTIVE AND POLICY

The Fund is a closed-end diversified investment management company, shares of which were initially offered to the public on February 14, 1973 and are publicly traded on the New York Stock Exchange. Its investment objective is to generate a high level of current income consistent with prudent investment risk. The Fund invests in a diversified portfolio of freely marketable debt securities and may invest an amount not exceeding 20% of its assets in income-producing preferred and common stock.

It is contemplated that at least 75% of the value of the Fund's total assets will be represented by debt securities which have at the time of purchase a rating within the four highest grades as determined by Moody's Investors Service, Inc., or Standard & Poor's Corporation. The Fund intends to engage in short-term trading and may invest in repurchase agreements. The Fund may use option contracts to manage its exposure to the stock market. The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund may issue a single class of senior securities not to exceed 331/3% of its net assets at market value and may borrow from banks as a temporary measure for emergency purposes in amounts not to exceed 5% of the total assets at cost. The Fund may lend portfolio securities not to exceed 331/3% of total assets. The Fund pays quarterly dividends from net investment income and intends to distribute any available net realized capital gains annually. All distributions are paid in cash unless the shareholder elects to participate in the Automatic Dividend Reinvestment Plan.

On November 20, 2001, the Trustees approved the following investment policy change effective December 15, 2001: Under normal circumstances the Fund will invest at least 80% of net assets in income securities. Income securities will consist of the following: (i) marketable corporate debt securities, (ii) governmental obligations and (iii) cash and commercial paper. "Net assets" is defined as net assets plus borrowings for investment purposes. In addition, the Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

FINANCIAL FUTURES CONTRACTS

The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund's ability to hedge successfully will depend on the Adviser's ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund's futures contracts and options on futures will be traded on an U.S. commodity exchange or board of trade. The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund's total assets.

DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders the opportunity to elect to receive shares of the Fund's common shares in lieu of cash dividends.

Any shareholder of record of the Fund may elect to participate in the Automatic Dividend Reinvestment Plan (the "Plan") and receive the Fund's common shares in lieu of all or a portion of the cash dividends.

The Plan is available to all shareholders without charge.

Shareholders may join the Plan by filling out and mailing an authorization card showing an election to reinvest all or a portion of dividend payments. If received in proper form by State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 (the "Agent Bank") not later than seven business days before the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker, bank or nominee to participate in the Plan.

Participation in the Plan may be terminated at any time by written notice to the Agent Bank and such termination will be effective immediately. However, notice of termination must be received seven days prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full shares of common shares held by the Agent Bank. A shareholder will receive a cash payment for any fractional share held.

The Agent Bank will act as agent for participating shareholders. The Board of Trustees of the Fund will declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in the Fund's common shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing the amount of the cash dividend otherwise payable to such shareholder on shares included under the Plan by the per share net asset value of the common shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder by 95% of the market price per share of the common shares on the payment date. The market price of the common shares on a particular date shall be the mean between the highest and lowest sales price on the New York Stock Exchange on that date. Net asset value will be determined in accordance with the established procedures of the Fund. However, if as of such payment date the market price of the common shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to three decimal places, will be credited to your account. Such fractional shares will be entitled to future dividends.

The shares issued to participating shareholders, including fractional shares, will be held by the Agent Bank in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend that the shareholder has elected to reinvest and the number of shares acquired with such dividend.

The reinvestment of dividends does not in any way relieve participating shareholders of any federal, state or local income tax, which may be due with respect to such dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the New York Stock Exchange as of the dividend payment date. Distributions from the Fund's long-term capital gains will be processed as noted above for those electing to reinvest in shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209, (telephone
1-800-426-5523).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:


State Street Bank and Trust Company
P.O. Box 8200
Boston, Massachusetts 02266-8200
Telephone: 1-800-426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.



Shareholder meeting (unaudited)

On March 29, 2001, the Annual Meeting of the Fund was held to elect eleven Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                         WITHHELD
                            FOR         AUTHORITY
-------------------------------------------------
Dennis S. Aronowitz         9,171,177     379,791
Stephen L. Brown            9,278,193     272,774
Richard P. Chapman, Jr.     9,333,448     217,519
William J. Cosgrove         9,338,413     212,555
Richard A. Farrell          9,341,500     209,467
Maureen R. Ford             9,430,958     120,009
Gail D. Fosler              9,429,887     121,081
William F. Glavin           9,417,929     133,038
John A. Moore               9,425,929     125,038
Patti McGill Peterson       9,426,729     124,238
John W. Pratt               9,425,731     125,236

The shareholders also ratified the Trustees' selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending
December 31, 2001, with the votes tabulated as follows: 9,193,846 FOR, 33,719 AGAINST and 323,403 ABSTAINING.



TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                                NUMBER OF
NAME, AGE                                                                                       JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                   TRUSTEE     FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE 2     BY TRUSTEE
Dennis S. Aronowitz 1, Born: 1931                                                   1988        30
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp.

Richard P. Chapman, Jr., Born: 1935                                                 1975        30
Chairman, President, and Chief Executive Officer, Brookline Bancorp.
(lending) (since 1972); Trustee, Northeastern University (education);
Chairman and Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove 1, Born: 1933                                                   1991        30
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc.; Director, Hudson City Bancorp; Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell 1, Born: 1932                                                    1996        30
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and General Partner of the Venture Capital Fund of NE
(since 1980); prior to 1980, headed the venture capital group at Bank of Boston Corporation.

Gail D. Fosler, Born: 1947                                                          1994        30
Senior Vice President and Chief Economist, The Conference Board
(non-profit economic and business research) (since 1989); Director, Unisys
Corp. (since 1993); Director, H.B. Fuller Company (since 1992) and
DBS Holdings (Singapore) (banking and financial services) (since 1999);
Director, National Bureau of Economic Research (academic) (since 1989);
Director, Baxter International (medical health care) (since 2001).

William F. Glavin, Born: 1932                                                       1996        30
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (since 1994) and Inco Ltd.

John A. Moore, Born: 1939                                                           1996        36
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences
International (health research) (since 1998); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson, Born: 1943                                                   1996        36
Executive Director, Council for International Exchange of Scholars
(since 1998), Vice President, Institute of International Education
(since January 1998); Senior Fellow, Cornell Institute of Public Affairs,
Cornell University (until 1997); President Emerita of Wells College and
St. Lawrence University; Director, Niagara Mohawk Power Corporation
(electric utility).

John W. Pratt 1, Born: 1931                                                         1996        30
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).

INTERESTED TRUSTEES 3

NAME, AGE                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                      JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                   TRUSTEE     FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE 2     BY TRUSTEE
John M. DeCiccio, Born: 1948                                                        2001        66
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of
the Committee of Finance of John Hancock Life Insurance Company;
Director, John Hancock Subsidiaries, LLC, Hancock Natural Resource
Group, Independence Investment LLC, Independence Fixed Income LLC,
John Hancock Advisers, LLC (the "Adviser") and The Berkeley Financial
Group, LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John
Hancock Funds"), Massachusetts Business Development Corporation;
Director, John Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.")
(until 1999) and John Hancock Signature Services, Inc. ("Signature
Services") (until 1997).

Maureen R. Ford, Born: 1955                                                         2000        66
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Advisers and The Berkeley Group; Chairman,
Director and Chief Executive Officer, John Hancock Funds, Chairman,
Director and President, Insurance Agency, Inc.; Chairman, Director and
Chief Executive Officer, Sovereign Asset Management Corporation
("SAMCorp."); Director, Independence Investment LLC, Independence
Fixed Income LLC and Signature Services; Senior Vice President,
MassMutual Insurance Co. (until 1999); Senior Vice President,
Connecticut Mutual Insurance Co. (until 1996).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND
PRINCIPAL OCCUPATION(S) AND OTHER                                                   OFFICER
DIRECTORSHIPS DURING PAST 5 YEARS                                                   SINCE
William L. Braman, Born: 1953                                                       2000
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and
each of the John Hancock funds; Director, SAMCorp., Executive Vice
President and Chief Investment Officer, Barring Asset Management, London
UK (until 2000).

Richard A. Brown, Born: 1949                                                        2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the
Adviser, John Hancock Funds, and The Berkeley Group; Second Vice
President and Senior Associate Controller, Corporate Tax Department,
John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                       1992
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John
Hancock funds; Vice President, John Hancock Funds.

William H. King, Born: 1952                                                         1992
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and
Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                         1984
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the
Adviser and each of the John Hancock funds, John Hancock Funds and The
Berkeley Group; Vice President, Signature Services (until 2000);
Director, Senior Vice President and Secretary, NM Capital.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-426-5523.

1 Member of Audit Committee.

2 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

3 Interested Trustee holds positions with the Fund's investment adviser, underwriter and certain other affiliates.



FOR YOUR
INFORMATION

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
AND REGISTRAR
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

STOCK SYMBOL
Listed New York Stock Exchange:
JHS

For shareholder assistance
refer to page 30


HOW TO
CONTACT US

On the Internet                       www.jhfunds.com

By regular mail                       State Street Bank and Trust Company
                                      P.O. Box 8200
                                      Boston, MA 02266-8200

Customer service representatives      1-800-426-5523

24-hour automated information         1-800-843-0090



[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-426-5523
1-800-843-0090

www.jhfunds.com


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